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                                                                    EXHIBIT 23.4

                               [KPMG LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Shareholders and Board of Directors
Of Supertel Hospitality, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                    KPMG LLP


Omaha, Nebraska
August 3, 1999